Exhibit 10(a)

                                   AMENDMENT NO. 1


             AMENDMENT NO. 1 dated as of May 11, 1994, between NORTHROP CORPORATION, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company") and each of the Banks party to the Credit Agreement referred to below.

             The Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of April 15, 1994, as amended and restated as of April 18, 1994 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $2,800,000,000. The Company and the Banks wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

             Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

             Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date of this Amendment No. 1, the Credit
Agreement shall be amended as follows:

             Section 2.01. References in the Credit Agreement to "this Agreement" and "the Notes" shall be deemed to be references to the Credit Agreement as amended hereby, and to the Notes
(including the New Notes under and as defined in Section 4.02 hereof), respectively.

             Section 2.02. Section 1.01 of the Credit Agreement shall be amended by amending the following definitions to read in their entirety as follows:

             "Prime Rate" shall mean the arithmetic mean (rounded, if necessary, to the nearest 1/16 of 1%), as determined by the Administrative Agent, of the rate of interest from time to time announced by each Reference Bank at its principal office as its prime commercial lending rate.

             "Revolving Credit Commitment" shall mean, for each Revolving Credit Bank, the obligation of such Bank to make Revolving Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Bank on Schedule I hereto under the caption "Revolving Credit Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 hereof). The original aggregate principal amount of the Revolving Credit Commitments is $800,000,000.

             "Term Loan Commitment" shall mean, for each Term Loan Bank, the obligation of such Bank to make one or more Term Loans in an aggregate amount up to but not exceeding the amount set opposite the name of such Bank on Schedule I hereto under the caption "Term Loan Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 hereof). The original aggregate principal amount of the Term Loan Commitments is $2,000,000,000.

             "Term Loan Commitment Termination Date" shall mean
September 1, 1994.

             Section 2.03.  References in Section 3.01(c) of the
Credit Agreement to "$110,000,000" and "$220,000,000" are amended to read as "$100,000,000" and "$200,000,000", respectively.

             Section 2.04.  Schedule I attached to the Credit
Agreement is deleted and Schedule I attached to this Amendment
No. 1. is substituted therefor.

             Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true in all material respects on the date of this Amendment No. 1 as if made on and as of the date of this Amendment No. 1.

             Section 4.  Condition Precedent.  As provided in
Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date of this Amendment No. 1, upon the satisfaction of the following conditions precedent:

             4.01. Execution by All Parties. This Amendment No. 1 shall have been executed and delivered by the Company and each of the Banks.

             4.02. Notes. The Company shall have delivered to the Administrative Agent for each Bank, in exchange for the Term Note and Revolving Note heretofore delivered to such Bank pursuant to
Section 2.08(a) of the Credit Agreement, a new Term Note and a new Revolving Note, each dated the date of the Notes being exchanged, payable to such Bank in a principal amount equal to the amount of the Term Loan Commitment and the Revolving Loan Commitment, respectively, set forth opposite such Bank's name in
Schedule I attached hereto and otherwise duly completed, and each of such Term Notes and Revolving Notes delivered to the Banks shall constitute a "Note" under the Credit Agreement as amended hereby.

             Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                             NORTHROP CORPORATION



                                             By___________________________
                                               Title:


                                      THE BANKS


THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION)



By
  Title:

CHEMICAL BANK




By
  Title:
BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION


By____________________________
  Title:
BANK OF MONTREAL



By__________________________
  Title:

THE BANK OF NEW YORK


By___________________________
  Title:
THE BANK OF NOVA SCOTIA


By_________________________
  Title:


By_________________________
  Title:
BANKERS TRUST COMPANY


By_______________________
  Title:
CANADIAN IMPERIAL BANK OF
  COMMERCE


By___________________________
  Title:
CITICORP USA, INC.


By___________________________
Title:


CREDIT LYONNAIS CAYMANISLAND
  BRANCH


By__________________________
  Title:
THE FIRST NATIONAL BANK
  OF CHICAGO


By_________________________
  Title:
FIRST INTERSTATE BANK OF
  CALIFORNIA


By_________________________
  Title:

By_________________________
  Title:
THE LONG-TERM CREDIT BANK OF
  JAPAN, LTD., LOS ANGELES
  AGENCY


By___________________________
  Title:
NATIONSBANK OF TEXAS, N.A.




By_________________________
  Title:
NATIONAL WESTMINSTER BANK PLC
LOS ANGELES OVERSEAS BRANCH


By___________________________
  Title:
ROYAL BANK OF CANADA



By____________________________
  Title:
SOCIETE GENERALE


By___________________________
  Title:
CREDIT SUISSE


By_________________________
  Title:


By_________________________
  Title:
THE INDUSTRIAL BANK OF JAPAN,
  LIMITED, LOS ANGELES AGENCY


By___________________________
  Title:
NBD BANK, N.A.



By____________________________
  Title:
THE SUMITOMO BANK, LIMITED
  LOS ANGELES BRANCH


By___________________________
  Title:
MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK


By___________________________
  Title:
BANCO CENTRAL
HISPANOAMERICANO,
  SAN FRANCISCO AGENCY


By___________________________
  Title:
LLOYDS BANK PLC




By___________________________
  Title:
MELLON BANK, N.A.


By_________________________
  Title:
SHAWMUT BANK, N.A.


By___________________________
  Title:
WACHOVIA BANK OF GEORGIA, N.A.


By___________________________
  Title:
J.P. MORGAN DELAWARE


By____________________________
  Title:

SCHEDULE I

                         TERM LOAN      REVOLVING LOAN    TOTAL
BANKS                    COMMITMENTS    COMMITMENTS     COMMITMENTS

The Chase Manhattan
 Bank (National Assn)    $96,428,571.47 $38,571,428.53  $135,000,000
Chemical Bank             96,428,571.46  38,571,428.54   135,000,000

Bank of American National
  Trust and Savings Assn  85,714,285.71  34,285,714.29   120,000,000
Bank of Montreal          85,714,285.71  34,285,714.29   120,000,000
The Bank of New York      85,714,285.71  34,285,714.29   120,000,000
The Bank of Nova Scotia   85,714,285.71  34,285,714.29   120,000,000
Bankers Trust Company     85,714,285.71  34,285,714.29   120,000,000
Canadian Imperial Bank of
  Commerce                85,714,285.71  34,285,714.29   120,000,000
Citicorp USA, Inc.        85,714,285.71  34,285,714.29   120,000,000
Credit Lyonnais
  Cayman Island Branch    85,714,285.71  34,285,714.29   120,000,000
First National Bank
  of Chicago              85,714,285.71  34,285,714.29   120,000,000
First Interstate Bank of
  California              85,714,285.71  34,285,714.29   120,000,000
The Long-Term Credit Bank
  of Japan, Lts., Los
  Angeles Agency          85,714,285.71  34,285,714.29   120,000,000
NationsBank of Texas,
  N.A.                    85,714,285.71  34,285,714.29   120,000,000
National Westminster Bank
  Plc Los Angeles
  Overseas Branch         85,714,285.71  34,285,714.29   120,000,000
Royal Bank of Canada      85,714,285.71  34,285,714.29   120,000,000
Societe Generale          85,714,285.71  34,285,714.29   120,000,000

Credit Suisse             64,285,714.29  25,714,285.71    90,000,000
The Industrial Bank of
  Japan, Limited, Los
  Angeles Agency          64,285,714.29  25,714,285.71    90,000,000
NBD Nank, N.A.            64,285,714.29  25,714,285.71    90,000,000
The Sumitomo Bank,
  Limited, Los Angeles
  Branch                  64,285,714.29  25,714,285.71    90,000,000

Morgan Guaranty Trust
  Company of New York     57,142,857.14  22,857,142.86    80,000,000
Banco Central Hispano-
  americano, San Fran-
  cisco Agency            35,714,285.71  14,285,714.29    50,000,000
Lloyds Bank Plc           35,714,285.71  14,285,714.29    50,000,000
Mellon Bank, N.A.         35,714,285.71  14,285,714.29    50,000,000
Shawmut Bank, N.A.        35,714,285.71  14,285,714.29    50,000,000
Wachovia Bank of
  Georgia, N.A.           35,714,285.71  14,285,714.29    50,000,000
J.P. Morgan Delaware      28,571,428.57  11,428,571.43    40,000,000

TOTAL                    $2,000,000,000  $800,000,000  $2,800,000,000







NORTHROP GRUMMAN CORPORATION


AMENDMENT NO. 2

Dated as of December 9, 1994

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 15, 1994

Amended and Restated as of April 18, 1994


$1,800,000,000



THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

CHEMICAL BANK

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

as Co-Agents



THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Administrative Agent

             AMENDMENT NO. 2 dated as of December 9, 1994, between NORTHROP GRUMMAN CORPORATION (formerly named Northrop Corporation), a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company") and each of the Banks party to the Credit Agreement referred to below.

             The Company, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of April 15, 1994, as amended and restated as of April 18, 1994 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $2,800,000,000. Pursuant to Section 2.01.A.(a) of the Credit Agreement, the Company borrowed $2,000,000,000 of the Term Loans, $1,000,000,000 of which has been prepaid and $1,000,000,000 is the aggregate remaining balance of the Term Loans. The Company and the Banks wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

             Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

             Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date of this Amendment No. 2, the Credit
Agreement shall be amended as follows:

             Section 2.01.  References in the Credit Agreement to
"this Agreement" shall be deemed to be references to the Credit
Agreement as amended hereby.

             Section 2.02.  Section 1.01 of the Credit Agreement
shall be amended by adding the following definitions in their appropriate alphabetic order:

             "Amendment No. 2" shall mean Amendment No. 2 dated as of December 9, 1994 to this Agreement.

             "Special Charges" shall mean pre-tax non-cash charges to income on or before June 30, 1996 up to but not exceeding $500,000,000 in the aggregate in connection with (i) the Company's early retirement incentive program implemented on October 1, 1994 and (ii) the sale or intended sale of plant and equipment.

             Section 2.03.  Section 1.01 of the Credit Agreement
shall be amended by amending the following definitions to read in their entirety as follows:

             "Applicable Facility Fee Rate" with respect to the Revolving Credit Commitments, and "Applicable Margin" for each Type of Syndicated Loan, shall mean: (a) during the period from the date Amendment No. 2 becomes effective to December 31, 1994, (i) the Applicable Facility Fee Rate shall be 0.1750%, (ii) the Revolving Loan Applicable Margin for Base Rate Loans shall be 0% and for Eurodollar Loans shall be 0.2500% and (iii) the Term Loan Applicable Margin for Base Rate Loans shall be 0% and for Eurodollar Loans shall be 0.4250%, and (b) during each Quarterly Period occurring after December 31, 1994, provided that the Administrative Agent shall have received (i) the financial statements described in Section 8.01 hereof as at and for the fiscal period ending on the preceding Quarterly Date and
       (ii) the certificate required to be delivered under
       Section 8.01(h) hereof, the respective rates set forth below opposite the range of the Leverage Ratio set forth below which encompasses the Leverage Ratio set forth in such certificate delivered under Section 8.01(h) hereof (provided, further, that if the Company shall fail to deliver such financial statements and certificate, the "Applicable Facility Fee Rate" with respect to the Revolving Credit Commitments, and the "Applicable Margin" for each Type of Syndicated Loan, during such Quarterly Period shall be determined as if the relevant Leverage Ratio were greater than 65%):


                  REVOLVING CREDIT COMMITMENTS      TERM LOAN COMMITMENTS

                               APPLICABLE MARGIN         APPLICABLE MARGIN
                  Applicable
Range of          Facility   Base Rate  Eurodollar   Base Rate   Eurodollar
Leverage Ratio    Fee Rate       Loan       Loan       Loan        Loan
Greater than      0.2250%         0%      0.3750%       0%       0.6000%
or equal to 65%

Less than 65%     0.1750%         0%      0.2500%       0%       0.4250%
but greater than
or equal to 50%

Less than 50%     0.1250%         0%      0.2250%       0%       0.3500%
but greater than
or equal to 40%

Less than 40%     0.1000%         0%      0.2000%       0%       0.3000%
but greater than
or equal to 30%

Less than 30%     0.0850%         0%      0.1650%       0%       0.2500%




provided that, during any period that the Company does not have senior unsecured long term public debt that is rated at least Baa3 or BBB-, respectively, by Moody's Investors Service, Inc. (or any successor thereto) or by Standard & Poor's Ratings Group (or any successor thereto), the Applicable Facility Fee Rate shall be 0.3000% and the Applicable Margin for Eurodollar Loans shall be 0.7000% for Revolving Loans and 1.0000% for Term Loans.

             "Consolidated Shareholders' Equity" shall mean the amount of shareholders' equity of the Company and the Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) plus the cumulative after-tax reduction in consolidated net income of the Company and the Subsidiaries resulting from Special Charges.

             "Net Income" shall mean, for the Company and the Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for any fiscal period, an amount equal to the consolidated net income for, but before being reduced by the after-tax effect of any Special Charges taken in, such fiscal period.

             "Principal Payment Dates" shall mean the Quarterly
       Dates falling on or nearest to March 31, June 30, September 30 and December 31 of each year, commencing with September 30, 1995 through and including March 31, 1999.

             Section 2.04. Section 2.10(b) of the Credit Agreement shall be amended by revising the first parenthetical therein to read in its entirety as follows: "(other than (x) the Loans and (y) borrowings under unsecured short-term credit lines)".

             Section 2.05. Section 3.01(c) of the Credit Agreement shall be amended to read in its entirety as follows:

             "(c) The Company hereby promises to pay to the Administrative Agent for account of the Banks the aggregate principal amount of the Term Loans outstanding on the effective date of Amendment No. 2 in 15 consecutive quarterly installments payable on the Principal Payment Dates, each of the first 14 installments being in the aggregate amount of $62,500,000 and the last installment being in the aggregate amount of $125,000,000; provided that, if after the effective date of Amendment No. 2 the Company repays the Refinanced Indebtedness of Grumman in full, then (i) first, the remaining installments shall be reduced by an amount equal to the amount of such repayment in the direct order of their maturity and (ii) then the remaining installments (after giving effect to the reductions referred to in clause (i)) shall be increased ratably by an aggregate amount equal to the amount of such repayment."

             Section 2.06. Section 8.08 of the Credit Agreement shall be amended by revising clause (b) thereof to read in its entirety as follows: "the cumulative sum of 50% of Net Income for each fiscal quarter of the Company (for which purpose Net Income that is not a positive number for any such fiscal quarter shall be deemed to be Net Income of zero) commencing with the fiscal quarter ending on March 31, 1994 (determined on a consolidated basis without duplication in accordance with GAAP)".

             Section 2.07.  Section 8.09 of the Credit Agreement
shall be amended by changing the percentage "30%" appearing therein to "40%".

             Section 2.08.  Section 8.10 of the Credit Agreement
shall be amended by deleting the word "unless" appearing in clause (a) thereof and substituting therefor the words "so long as".

             Section 2.09. Section 8.12(c) of the Credit Agreement shall be amended by deleting the parenthetical appearing therein.

             Section 2.10.  Section 10.10 of the Credit Agreement
shall be amended to read in its entirety as follows:

             "10.10 Co-Agents. The Co-Agents identified on the front page of this Agreement or of any amendment thereto shall have no duties or responsibilities hereunder other than as Banks hereunder or, in the case of Chase, as Administrative Agent."

             Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true in all material respects on the date of this Amendment No. 2 as if made on and as of the date of this Amendment No. 2.

             Section 4.  Condition Precedent.  As provided in
Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date of this Amendment No. 2, upon this Amendment No. 2 being executed and delivered by the Company and each of the Banks and consented to by Grumman Corporation.

             Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                             NORTHROP GRUMMAN CORPORATION



                                             By___________________________
                                               Title:

                                      THE BANKS

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION)


By____________________________

  Title:
CHEMICAL BANK



By__________________________

  Title:
BANK OF AMERICA NATIONAL TRUST
  AND SAVINGS ASSOCIATION


By____________________________
  Title:
BANK OF MONTREAL



By__________________________
  Title:

THE BANK OF NEW YORK


By___________________________
  Title:
THE BANK OF NOVA SCOTIA


By_________________________
  Title:


By_________________________
  Title:
BANKERS TRUST COMPANY


By_______________________
  Title:CANADIAN IMPERIAL BANK OF
  COMMERCE


By___________________________
  Title:
CITICORP USA, INC.


By___________________________
  Title:
CREDIT LYONNAIS CAYMAN ISLAND
  BRANCH


By__________________________
  Title:
THE FIRST NATIONAL BANK
  OF CHICAGO


By_________________________
  Title:
FIRST INTERSTATE BANK OF
  CALIFORNIA


By_________________________
  Title:

By_________________________
  Title:
THE LONG-TERM CREDIT BANK OF
  JAPAN, LTD., LOS ANGELES
  AGENCY


By___________________________
  Title:
NATIONSBANK OF TEXAS, N.A.




By_________________________
  Title:
NATIONAL WESTMINSTER BANK PLC
LOS ANGELES OVERSEAS BRANCH


By___________________________
  Title:
ROYAL BANK OF CANADA



By____________________________
  Title:
SOCIETE GENERALE


By___________________________
  Title:
CREDIT SUISSE


By_________________________
  Title:


By_________________________
  Title:
THE INDUSTRIAL BANK OF JAPAN,
  LIMITED, LOS ANGELES AGENCY


By___________________________
  Title:
NBD BANK, N.A.



By____________________________
  Title:
THE SUMITOMO BANK, LIMITED
  LOS ANGELES BRANCH


By___________________________
  Title:
MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK


By___________________________
  Title:
BANCO CENTRAL
HISPANOAMERICANO,
  SAN FRANCISCO AGENCY


By___________________________
  Title:
LLOYDS BANK PLC




By___________________________
  Title:
MELLON BANK, N.A.


By_________________________
  Title:
SHAWMUT BANK, N.A.


By___________________________
  Title:
WACHOVIA BANK OF GEORGIA, N.A.


By___________________________
  Title:
J.P. MORGAN DELAWARE


By____________________________
  Title:

CONSENT:

GRUMMAN CORPORATION                          TORONTO DOMINION (TEXAS) INC.

By___________________________                By___________________________
                                               Title:


                                             DRESDNER BANK AG,
                                               LOS ANGELES AGENCY AND
                                               GRAND CAYMEN BRANCH


                                             By___________________________
                                               Title:

                                             By___________________________
                                               Title: